American Century Mutual Funds, Inc.

Statement of Additional Information Supplement

Supplement dated April 7, 2003 * Statement of Additional Information dated
March 1, 2003

The following replaces the fourth sentence in the second full paragraph on page
56:

    Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official close price.

The following replaces the third and fourth paragraphs under the section titled,
Balanced, on page 63:

    The fund also may elect to advertise an annualized distribution rate, computed by multiplying the ordinary dividends earned by the fund over the most recent calendar quarter (excluding capital gains) by 4, dividing that number by the fund's share price (net asset value or maximum offering price)
    at the end of the period, and then multiplying that amount by 100:

   (Dividends Earned Over Last Calendar Quarter  X  4)
   ---------------------------------------------------  X  100  =  Annualized Distribution Rate
                Current Share Price

    The annualized distribution rate for a fund will differ from the fund's
    30-day SEC yield.

SH-SPL-34316   0304